Exhibit 99.2

ACNB Corporation Proposed Acquisition of New Windsor Bancorp, Inc. November 22, 2016

Forward Looking Statements This presentation contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of ACNB Corporation (“ACNB”) and New Windsor Bancorp, Inc.. Forwardlooking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forwardlooking statements involve certain risks and uncertainties. In addition to factors previously disclosed in ACNB’s reports filed with the SEC and those identified elsewhere in this presentation or today’s press release, the following factors among others, could cause actual results to differ materially from forward looking statements or historical performance: ability to obtain regulatory approvals in a timely manner and without significant expense or other burdens; ability to meet other closing conditions to the merger, including approval by New Windsor Bancorp, Inc. stockholders; delay in closing the Merger; difficulties and delays in integrating the businesses of New Windsor Bancorp, Inc. and ACNB or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of ACNB’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize anticipated cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in accounting principles; and the impact, extent and timing of technological changes, capital management activities, and the actions and policies of the federal and state bank regulatory authorities and legislative and regulatory actions and reforms. ACNB Corporation undertakes no obligation to revise these forwardlooking statements or to reflect events or circumstances after the date of this presentation.

Table of Contents Transaction Summary Transaction Overview Overview of Pro Forma Franchise Transaction Terms Transaction Rationale Deposit Market Share Deposit Mix Loan Portfolio Mix Expected Financial Impact Summary

Transaction Summary Acquirer: ACNB Corporation (NASDAQ: ACNB) Acquiree: New Windsor Bancorp (OTC Pink NWID) Transaction Value: $33.3 million Consideration: 15% cash/85% stock Est’d One-Time Charges: $5.5 million

Transaction Overview ACNB Corporation (ACNB) proposes to purchase 100% of the outstanding stock of New Windsor Bancorp (NWID) NWID will merge into ACNB acquisition subsidiary; New Windsor State Bank will merge into ACNB Bank and will operate as New Windsor Bank, a division of ACNB Bank New Windsor shareholders will receive either 1.10 shares of ACNB Common Stock or $30.00 cash per share NWID Common Stock 15% in cash 85% in ACNB stock This translates to 1.45 times tangible book value Translates to 20.8 x LTM Earnings Per Share

Overview of Pro Forma Franchise Pro Forma Highlights Total Assets: $1.52B Gross Loans: $1.13B Total Deposits: $1.24B Branches: 29 Attractive combination of strong local franchises in contiguous markets Provides significant expansion opportunities in similar markets

Transaction Terms Buyer ACNB Corporation (NASDAQ: ACNB) Seller New Windsor Bancorp, Inc. (Pink: NWID) Stock Consideration 1.10 shares of ACNB stock for each share of NWID stock Cash Consideration $30.00 per share Consideration Mix 85% stock/15% cash Indicative price per share $33.11 Implied aggregate transaction value $33.3 million Implied price/TBV 145% Implied price/LTM Earnings Per Share 20.8 x NWID Board representation 2 seats to NWID, pro forma Board of 16 Required approvals NWID shareholder vote and customary approvals Expected closing late second quarter or early third quarter 2017

Transaction Rationale Strategic Rationale Financial Attributes Risk Experienced management team with deep ties to the local community Extends franchise into contiguous market with strong market share Low risk, mature franchise with long-term relationships Comparable cultures and customer base EPS accretion of approximately 6.0% in 2017 and mid-teens in 2018 Tangible book value dilution earn-back period of less than five years Projected cost savings (approximately at 27%) present opportunity for enhanced efficiency and profitability Pro forma institution will remain well capitalized Integration Market Execution

Deposit Market Share
As of June 30, 2016

Markets:
Pennsylvania Counties: Adams, Cumberland, Franklin, York
Maryland Counties: Carroll

Institution Name	HQ State	Branches	In Defined Market: Deposits	Market Share	Rank
Manufacturers & Traders Trust Company	NY	64	4,049,397	19.3%	1
PNC Bank, NA	DE	36	3,330,164	15.9%	2
Branch Banking & Trust Company	NC	48	2,893,354	13.8%	3
ACNB-New Windsor pro forma	**PA**	**29**	**1,190,657**	**5.7%**	**4**
Fulton Bank, NA	PA	16	1,042,529	5.0%	4
People'sBank (Cordorus Valley)	PA	25	1,007,805	4.8%	5
Wells Fargo	SD	12	944,380	4.5%	6
Orrstown Bank	PA	16	941,979	4.5%	7
First National Bank of Pennsylvania	PA	13	934,312	4.5%	8
ACNB Bank	PA	22	926,686	4.4%	9
Farmers & Merchants Trust Co. of Chambersburg	PA	22	880,881	4.2%	10
Santander Bank	DE	23	816,020	3.9%	11
Citizens Bank of Pennsylvania	PA	9	504,048	2.4%	12
S&T Bank	PA	3	453,812	2.2%	13
Atlantic Community Bankers Bank	PA	1	357,782	1.7%	14
York Traditions Bank	PA	5	296,201	1.4%	15
Bank of America	NC	3	286,898	1.4%	16
New Windsor State Bank	MD	7	263,971	1.3%	17

ACNB Standalone in its Four-County Pennsylvania Market

ACNB Bank	PA	22	926,686	5.4%	8

NWIB Standalone in its One-County Maryland Market

New Windsor State Bank	MD	7	263,971	1.3%	5

Transaction creates bigger pro forma market presence in a wider market than either institution had in its stand-alone market

Deposit Mix NWID brings a significant portion of non-interest bearing accounts, improving the funding mix Non - interest bearing accounts 19% Interest - bearing Demand 4% MMDA accounts 13% Savings accounts 38% CDs < $100,000 16% CDs > $100,000 10% Deposit Mix - ACNB 9/30/16 Non - interest bearing accounts 21% Interest - bearing Demand 4% MMDA accounts 15% Savings accounts 33% CDs < $100,000 16% CDs > $100,000 11% Deposit Mix - Combined 9/30/16 Non - interest bearing accounts 26% Interest - bearing Demand 5% MMDA accounts 21% Savings accounts 16% CDs < $100,000 14% CDs > $100,000 18% Deposit Mix - NWID 9/30/16

Loan Portfolio Mix The loan mix at both institutions are similar – the pro forma mix is little changed from ACNB’s portfolio Multi - family 3% Commercial Real Estate 33% Commercial & Industrial 6% Construction 3% Farmland 3% Residential real estate 44% Home equity/consumer /other 8% Pro Forma Loan Portfolio - 9/30/16 Multi - family 2% Commercial Real Estate 48% Commercial & Industrial 4% Construction 7% Farmland 4% Residential real estate 34% Home equity/consumer /other 1% NWID Loan Portfolio - 9/30/16

Expected Financial Impact Assumptions/Current Estimates Financial Impact Projected cost savings of approximately 27% 3.2% loan mark, inclusive of interest rate mark $5.5 million one-time, pre-tax transaction costs No revenue synergies assumed Double-digit EPS accretion in mid-teens with full realization of cost saves in 2018 Tangible book value earn-back period of less than five years Pro forma capital ratios will remain well in excess of minimum levels to be considered “well capitalized”

Summary Creates significant franchise value #4 market share in rural and small-town markets between Washington DC, Baltimore, MD, and Harrisburg, PA Pro forma assets of $1.5 billion #1 among locally-headquartered banks in this market Higher lending limit and enhanced products and services Compatible community banking cultures Financially attractive combination